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                                                                   EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-692 of Penske Motorsports, Inc. on Form S-8 of our report dated January 30, 1998 appearing in this Annual Report on Form 10-K of Penske Motorsports, Inc. for the year ended December 31, 1997.




Detroit, Michigan
March 26, 1998